UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: March 12, 2007

China RuiTai International Holdings Co., Ltd.

 (Exact name of registrant as specified in its charter)

Delaware	000-04494	13-5661446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

87-10 Clover Place Holliswood, NY 11423
(Address of principal executive offices)

Registrant’s Telephone Number, including area code:  718-740-2278

Shandong Ruitai Chemical Co., Ltd.

(former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 27, 2007, a majority of the shareholders of Shandong Ruitai Chemical Co., Ltd. (the “Company”) approved a proposal submitted by the Board of Directors to change the Company’s name to “China RuiTai International Holdings Co., Ltd.”    The name change became effective on March 12, 2007, when it was approved by the Delaware Secretary of State.

ITEM 9.01

Exhibits

(c)

The following exhibit is filed herewith:

3.3

Articles of Amendment, filed with the Delaware Secretary of State, incorporated herein by reference from the Definitive 14C filed with the Securities and Exchange Commission on February 16, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

China RuiTai International Holdings Co., Ltd.

By: /S/ Anna Herbst

Anna Herbst, President

March 14, 2007